Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
CONTINGENCIES	CONTINGENCIES
Guarantees and Letters of Credit — In connection with certain project financings, acquisitions and dispositions, power purchases, and other agreements, the Parent Company has expressly undertaken limited obligations and commitments, most of which will only be effective or will be terminated upon the occurrence of future events. In the normal course of business, the Parent Company has entered into various agreements, mainly guarantees and letters of credit, to provide financial or performance assurance to third parties on behalf of AES businesses. These agreements are entered into primarily to support or enhance the creditworthiness otherwise achieved by a business on a stand-alone basis, thereby facilitating the availability of sufficient credit to accomplish their intended business purposes. Most of the contingent obligations relate to future performance commitments which the Company or its businesses expect to fulfill within the normal course of business. The expiration dates of these guarantees vary from less than one year to no more than 16 years.
The following table summarizes the Parent Company's contingent contractual obligations as of December 31, 2022. Amounts presented in the following table represent the Parent Company's current undiscounted exposure to guarantees and the range of maximum undiscounted potential exposure. The maximum exposure is not reduced by the amounts, if any, that could be recovered under the recourse or collateralization provisions in the guarantees.

Contingent Contractual Obligations	Amount (in millions)	Number of Agreements	Maximum Exposure Range for Each Agreement (in millions)
Guarantees and commitments	$2,406	81	< $1 — 400
Letters of credit under the unsecured credit facilities	128	39	< $1 — 36
Letters of credit under bilateral agreements	123	2	$59 — 64
Letters of credit under the revolving credit facility	34	16	< $1 — 15
Surety bonds	2	2	< $1 — 1
Total	$2,693	140
During the year ended December 31, 2022, the Company paid letter of credit fees ranging from 1% to 3% per annum on the outstanding amounts of letters of credit.
Environmental — The Company periodically reviews its obligations as they relate to compliance with environmental laws, including site restoration and remediation. For the periods ended December 31, 2022 and 2021, the Company recognized liabilities of $10 million and $4 million, respectively, for projected environmental remediation costs. Due to the uncertainties associated with environmental assessment and remediation activities, future costs of compliance or remediation could be higher or lower than the amount currently accrued. Moreover, where no liability has been recognized, it is reasonably possible that the Company may be required to incur remediation costs or make expenditures in amounts that could be material but could not be estimated as of December 31, 2022. In aggregate, the Company estimates the range of potential losses related to environmental matters, where estimable, to be up to $12 million. The amounts considered reasonably possible do not include amounts accrued as discussed above.
Litigation — The Company is involved in certain claims, suits and legal proceedings in the normal course of business. The Company accrues for litigation and claims when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. The Company has recognized aggregate liabilities for all claims of approximately $22 million and $23 million as of December 31, 2022 and 2021, respectively. These amounts are reported on the Consolidated Balance Sheets within Accrued and other liabilities and Other noncurrent liabilities. A significant portion of these accrued liabilities relate to regulatory matters and commercial disputes in international jurisdictions. There can be no assurance that these accrued liabilities will be adequate to cover all existing and future claims or that we will have the liquidity to pay such claims as they arise.
Where no accrued liability has been recognized, it is reasonably possible that some matters could be decided unfavorably to the Company and could require the Company to pay damages or make expenditures in amounts that could be material but could not be estimated as of December 31, 2022. The material contingencies where a loss is reasonably possible primarily include disputes with offtakers, suppliers and EPC contractors; alleged breaches of contract; alleged violation of laws and regulations; income tax and non-income tax matters with tax authorities; and regulatory matters. In aggregate, the Company estimates the range of potential losses, where estimable, related to these reasonably possible material contingencies to be between $51 million and $88 million. The amounts considered reasonably possible do not include the amounts accrued, as discussed above. These material contingencies do not include income tax-related contingencies which are considered part of our uncertain tax positions. See Note 23—Income Taxes of this Exhibit 99.1 for further information.
Tietê GSF Settlement — In December 2020, ANEEL published a regulation establishing the terms and conditions for compensation for the non-hydrological risk charged to hydro generators through the incorrect application of the GSF mechanism between 2013 and 2018. In accordance with the regulation, Tietê will be compensated in the form of a concession extension period, initially determined to be 2.7 years, which will be amortized from the date of the agreement until the end of the new concession period. As of December 31, 2020, the compensation to be received from the concession extension was estimated to have a fair value of $184 million, based on a preliminary time-value equivalent calculation made by the CCEE, and was recorded as a reversal of Non-Regulated Cost of Sales on the Consolidated Statements of Operations for the year ended December 31, 2020. In March 2021, the CCEE’s final calculation of fair value was $190 million and the Company recognized an additional reversal of Non-Regulated Cost of Sales of $6 million. In August 2021, ANEEL published Resolution 2.919/2021, establishing an extension for the end of the concession originally granted to AES Brasil’s hydroelectric plants, from 2029 to 2032. On April 14, 2022, the amended term was finalized and agreed upon by ANEEL and AES.